Exhibit 99.1

Biovest to Present on Regulatory Strategy for BiovaxID® Cancer Vaccine at

MD Becker Cancer Immunotherapy Conference

TAMPA, FL and MINNEAPOLIS, MN – October 3, 2011 – Biovest International, Inc. (OTCQB: “BVTI”), a majority-owned subsidiary of Accentia Biopharmaceuticals, Inc. (OTCQB: “ABPI”), today announced that Biovest is scheduled to present at the MD Becker Partners Cancer Immunotherapy Conference at the New York Academy of Medicine on October 6th. The presentation will be webcast with the live and archived versions of the broadcast available at the Media Center on Biovest’s corporate website.

Biovest’s Senior Vice President, Product Development & Regulatory Affairs, Dr. Carlos F. Santos, Ph.D., will present on BiovaxID®, the Company’s late-stage personalized cancer vaccine for the treatment of non-Hodgkin’s lymphoma and will provide a regulatory strategy update. If approved, BiovaxID would represent the very first non-immunosuppressive consolidation therapy option for patients with follicular lymphoma.

Biovest Webcast Presentation at MD Becker Partners Conference:

Event:	2nd Annual “Cancer Immunotherapy: A Long Awaited Reality” Conference

When:	October 6, 2011 at 9:00 a.m. EDT

Where:	The New York Academy of Medicine, New York City

Agenda:	http://www.regonline.com/builder/site/tab2.aspx?EventID=996528

Webcast:	Biovest Media Center at http://www.biovest.com

To meet with Biovest at the MD Becker Meeting, please contact Douglas Calder at 813-507-2633 or dwcalder@biovest.com.

About Biovest International, Inc.

Biovest International, Inc. is an emerging leader in the field of active personalized immunotherapies. In collaboration with the National Cancer Institute, Biovest has developed a patient-specific, cancer vaccine, BiovaxID®, with three clinical trials completed, including a Phase III study, demonstrating evidence of safety and efficacy for the treatment of indolent follicular non-Hodgkin’s lymphoma.

Headquartered in Tampa, Florida with its bio-manufacturing facility based in Minneapolis, Minnesota, Biovest is publicly-traded on the OTCQB™ Market with the stock-ticker symbol “BVTI”, and is a majority-owned subsidiary of Accentia Biopharmaceuticals, Inc. (OTCQB: “ABPI”).

Biovest International, Inc. Corporate Contact:

Douglas Calder, Vice President, Strategic Planning & Capital Markets

Phone: (813) 864-2558 / Email: dwcalder@biovest.com

For further information, please visit: http://www.biovest.com

Forward-Looking Statements:

Statements in this release that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to statements about BiovaxID®, AutovaxID™, events occurring after dates hereof, and any other statements relating to products, product candidates, product development programs, the FDA or clinical study process including the commencement, process, or completion of clinical trials or the regulatory process. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions, and other statements identified by words such as “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Biovest to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; competition from other pharmaceutical or biotechnology companies; and the additional risks discussed in filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Biovest undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. The product names used in this statement are for identification purposes only. All trademarks and registered trademarks are the property of their respective owners.